EXHIBIT 23.2

                        CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Blue Dolphin Energy Company:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ KPMG LLP
                                           KPMG LLP

Houston, Texas
January 10, 2001